UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 29, 2004

COMSTOCK RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA (State or other jurisdiction incorporation)	000-16741 (Commission File Number)	94-1667468 (I.R.S. Employer Identification Number)

5300 Town And Country Boulevard
Suite 500
Frisco, Texas 75034
(Address of principal executive offices)

(972) 668-8800
(Registrant’s Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01. Entry into a Material Definitive Agreement.

     Comstock Offshore, LLC, an indirect wholly-owned subsidiary of Comstock Resources, Inc., is a member of Bois d’Arc Energy, LLC, a recently-formed Nevada limited liability company (“Bois d’Arc”). On September 29, 2004, the members of Bois d’Arc adopted the First Amendment to the Amended and Restated Operating Agreement of Bois d’Arc (the “First Amendment”), which is filed herewith as Exhibit 10.1. The First Amendment extended the date by which Bois d’Arc must consummate a financing transaction until February 28, 2005.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits. The following exhibits are filed with this document:

Exhibit No.	Description
10.1	First Amendment, dated as of September 29, 2004, to Amended and Restated Operating Agreement of Bois d’Arc Energy, LLC (incorporated by reference to Exhibit 3.3 to the Registration Statement on Form S-1 (File No. 333-119511) filed by Bois d’Arc Energy, LLC on October 4, 2004).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK RESOURCES, INC.
Dated: October 5, 2004	By:	/s/ M. Jay Allison
M. Jay Allison
President and Chief Executive Officer